LIBERATOR MEDICAL SUPPLY, INC.™

INVESTOR RELATIONS PRESENTATION

Q2 FY 2014 (March)

SAFE HARBOR STATEMENT

- This presentation may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.
- These statements present management's expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. Any discussions contained in this presentation, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking statements. Such factors are detailed in the Company's Annual Report on Form 10-K filed each fiscal year with the Securities and Exchange Commission.

LIBERATOR MEDICAL SUPPLY, INC.™

INVESTMENT HIGHLIGHTS

- Leading Direct-to-Consumer provider of medical supplies targeting high growth, chronic condition verticals of Urology, Ostomy, Mastectomy, and Diabetes
- Proven advertising-driven business model that yields approximately 6x revenue return on ad spend and 85%+ recurring sales from high LTV customers
- Established and scalable state-of-the-art warehousing facility, call center, and IT infrastructure
- Attractive avenues for growth from increased opportunistic ad spend and "plug and play" product line expansions targeting additional chronic conditions including wound care and incontinence
- Highly experienced proven management team with impressive track record of 39% CAGR in revenue since 2008

LIBERATOR MEDICAL SUPPLY, INC.™

TIMELINE

1989
Mark Libratore founds Liberty Medical Supply, Inc.

1996
Liberty Medical Supply is acquired by PolyMedica Corporation

1999
Mark Libratore leaves Liberty to found Liberator

2000
Liberty Medical Supply sales reach $100 million

2007
Liberator listed on the OTC:BB under LBMH

2008
Medicare changes reimbursement for disposable catheters

Liberator completes two PIPE offerings for $6.0 million

2010
Liberator completes $7.0 million PIPE offering

2011
Liberator grows to $50 million in revenue

Liberator acquires SGV Medical Supplies (Ostomy company)

2013
Liberator listed on the NYSE:MKT under LBMH

Liberator Declares 1st Dividend

2014
Liberator proposed for listing on the Russell Global, Russell 3000 & Russell Microcap

TARGET MARKETS

	Urological (77% of TTM Revenue)	Ostomy (17% of TTM Revenue)	Mastectomy (5% of TTM Revenue)	Diabetes (1% of TTM Revenue)
PRODUCTS	 Disposable catheters, external catheters, urine collection devices, related accessories	 Ostomy, ileostomy, and urostomy collection supplies	 Prosthetic and special bras, mastectomy sleep and swimwear	 Diabetes testing supplies including glucose meters, glucose test strips, control solution and lancets
ESTIMATED MARKET	$4.4B	$400M	$1.1B	$17B
DIAGNOSED POPULATION	N/A	~0.6M	~3.2M	~25.8M (7M undiagnosed)

Liberator is #1 Supplier in highly fragmented markets of Urology (17.6%) and Mastectomy (5.4%) Products

Source: HME Databank. Data based on 2011 Medicare payments and obtained under the Freedom of Information Act.

LIBERATOR MEDICAL SUPPLY, INC. ™

COMPELLING INDUSTRY DYNAMICS

American Medical Supplies Market forecast 2010-2020

Number of DME companies with Medicare billings less than $300,000 is declining

National expenditures in DME market will increase 56%

Number of Americans over 65 will increase by 32%

140% increase in dollars spent on healthcare

Number of Americans with chronic illness will increase by 32%

LIBERATOR MEDICAL SUPPLY, INC.™

Infrastructure Established & Built to Support Growth

Headquarters

2979 SE Gran Park Way, Stuart, FL



LIBERATOR
MEDICAL SUPPLY
2979

Metric	Details
Total Space	39,740 ft^2
Administrative Offices	21,420 ft^2
Warehouse, Shipping, Storage	18,600 ft^2

- **Medicare Participating Provider**

Call Center

1823 SE Airport Road, Stuart, FL



Metric	Details
Total Space	30,000 ft^2
Call Center	22,000 ft^2
Administrative Functions	8,000 ft^2

- **Joint Commission Accredited**

LIBERATOR MEDICAL SUPPLY, INC

First Half Results
(March 2014)



Six Months Ending March 2014
Millions
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$24.9
$29.5
$34.3
$36.3
$15.7
$17.8
$21.7
$22.8
$1.7
$1.9
$4.6
$6.1
$2.1
$2.3
$5.0
$6.4
Net Sales
Gross Profit
Operating Income
EBITDA
Q2 FY11
Q2 FY12
Q2 FY13
Q2 FY14

LIBERATOR MEDICAL SUPPLY, INC.

Financial Highlights

Net Sales



CAGR:, 39%
Millions
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$9.6
$25.8
$40.9
$52.7
$60.9
$69.1
FY08 A FY09 A FY10 A FY11 A FY12 A FY13 A

Gross Profit



CAGR: 39%
Millions
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$1.3
$6.1
$16.8
$26.6
$32.1
$37.0
FY08 A FY09 A FY10 A FY11 A FY12 A FY13 A

Operating Income



CAGR: 29%
Millions
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
($2.0)
-$0.8
$3.3
$4.6
$2.6
$4.3
$11.8
FY08 A FY09 A FY10 A FY11 A FY12 A FY13 A

EBITDA



CAGR: 28%
Millions
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
($2.0)
-$0.6
$3.6
$4.5
$2.4
$5.1
$12.4
FY08 A FY09 A FY10 A FY11 A FY12 A FY13 A

Recurring Sales


$75.0
$65.0
$55.0
$45.0
$35.0
$25.0
$15.0
$5.0
($5.0)
(millions)
95%
85%
75%
65%
55%
45%
35%
25%
15%
5%
-5%
57%
75%
82%
86%
89%
91%
$4.1
$5.5
$6.5
$19.3
$7.4
$33.5
$7.2
$45.3
$6.7
$54.0
$6.3
$62.8
FY08 A
FY09 A
FY10 A
FY11 A
FY12 A
FY13 A

- The mix of gross recurring revenue has increased since FY 2008 from 57% of revenue to 91% of revenue
- As the Company continues to build its customer base, the percent of sales from existing customers will grow; recurring customers stay with the Company for years

Driving Continued Growth and Shareholder Value

- Opportunistically deploy cash flow for increased advertising spend, quarterly dividend, and/or share buy back to yield greatest shareholder value
- Explore additional product lines
  - Wound Care
  - Specialty Catheter
- Launch new vendor product offerings through our marketing and distribution channels
- Pursue managed care and expand insurance relationships and contracts
- Explore potential acquisition opportunities where the cost to acquire customers via acquisition is less than our advertising costs
  - Strategic acquisitions are a significant source for additional customers

LIBERATOR MEDICAL SUPPLY, INC. ™

Highly Experience Management Team

title	years in field	experience
Mark Libratore *Chief Executive Officer*	42	• Founded Liberator in 1999; created and executed direct-to-consumer sales model targeting seniors with chronic illnesses in need of medical supplies • Founder of Liberty Medical Supply in 1989 and served as President. Liberty Medical Supply was purchased by Medco Healthcare Solutions in 2007 • Responsible for growing Liberty's annual sales from $0 to over $100 million
Robert Davis *Chief Financial Officer*	42	• Liberator's Chief Financial Officer since founding • Previously served as CFO at Liberty Medical Supply from 1995 to 1999 • Previous work experience includes working at TurboCombustor Corporation, Data Development Inc., and Caribbean Computer Corporation • Received a Masters degree in Accounting from the University of Houston and holds a CPA from the State of Texas

LIBERATOR MEDICAL SUPPLY, INC. ™

Highly Experience Management Team

title	years in field	experience
John Leger *Chief Operating Officer*	39	• Responsible for overall operations at Liberator; has served in role since 2007 • Senior VP of Operations at Liberty from 1991 to 2004 • Responsible for Liberty's diabetic call center, customer services, repeat customers sales, claims processing to Medicare and document acquisition • Played a vital role in growing Liberty's customer base to over 650,000 patients • Worked at Closer Healthcare, mail order provider of diabetes testing supplies, as Vice President of Operations from 2005 to 2006
Paul Levett *Chief Marketing Officer*	36	• Founder of Leiber, Levett, Koenig, Farese and Babcock, a New York advertising agency • Previously President of Lowe Direct, a direct marketing and advertising agency

LIBERATOR MEDICAL SUPPLY, INC.™

Highly Experienced Management Team

title	years in field	Experience
George Narr *Chief Information Officer*	17	• Responsible for all information systems at Liberator; joined in April 2010 • Previously CIO of Liberty Medical Supply until 2006; Managed a team of 100 staff developers and I.T. professionals. George was the chief architect of Liberty's proprietary software systems and paperless workflow
Doug Mee *Vice President of Finance*	26	• Joined Liberator in October 2013 • Responsible for managing the accounting department, SEC reporting and liaising with external auditors • Previously VP of Business Development with Home Delivery Incontinent Supplies, VP of Finance with Doctor Diabetic Supply and VP General Manager of Gambro Medical Supply • Graduate of St. Lawrence University with a Bachelor of Science in Mathematics and Economics and Florida Atlantic University with a Master of Business Administration
Jennifer Libratore *Vice President of Operations*	13	• Joined Liberator in November 2000 • Currently oversees billing, claims entry, quality assurance, sales support, scanning and documentation, insurance verification, and special projects • Previously was an instructor with Medvance Institute of Technology • Graduate of Indian River State College with Bachelor of Applied Science in Organizational Management